                                                                    EXHIBIT 99.1


DISCLOSURE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of United Bancorp, Inc. does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ David S. Hickman                                                            November 4, 2002
-------------------------------------------------                          -----------------------------
David S. Hickman                                                                       Date
Chairman and Chief Executive Officer


/S/ Dale L. Chadderdon                                                          November 4, 2002
-------------------------------------------------                          -----------------------------
Dale L. Chadderdon                                                                     Date
Senior Vice President, Secretary & Treasurer





                                    Page 23